Statements of Operations (Sound Concepts Inc.) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Revenue, net	$ 32,000	$ 6,000
Cost of revenue	52,000	8,000
Operating expenses:
Research and development	980,000	375,000
General and administrative	6,792,000	4,328,000
Total operating expenses	7,824,000	4,711,000
Other income (expense)	(5,000)	28,000
Net income (loss)	(12,127,000)	(7,266,000)
Sound Concepts, Inc. [Member]
Revenue, net	12,734,000	11,546,000	$ 12,680,000
Cost of revenue	7,121,000	6,293,000	8,613,000
Gross margin	5,613,000	5,253,000	4,067,000
Operating expenses:
Research and development	2,194,000	1,731,000	1,390,000
General and administrative	3,029,000	3,530,000	3,419,000
Total operating expenses	5,223,000	5,261,000	4,809,000
Income (loss) from operations	390,000	(8,000)	(742,000)
Other income (expense)	8,000	(7,000)	(3,000)
Net income (loss)	$ 398,000	$ (15,000)	$ (745,000)